UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56273	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 13, 2025, Nuveen Global Cities REIT OP, LP (the “Borrower”), a wholly owned subsidiary of Nuveen Global Cities REIT, Inc. (the “Company”), and the Company entered into the Third Amendment to Amended and Restated Credit Agreement (the “Third Amendment”) with Wells Fargo Bank, National Association, as administrative agent and certain lenders named therein, which amends that certain Amended and Restated Credit Agreement dated September 30, 2021 (as amended, the “Credit Agreement”). The Credit Agreement provides for aggregate commitments of $455 million, consisting of a $321 million revolving facility and a $134 million senior delayed draw term loan facility, with an accordion feature that may increase the aggregate commitments to up to $800 million.

The Third Amendment amends the Credit Agreement to account for the program (the “DST Program”) whereby affiliates of the Borrower (which may include certain subsidiaries of the Borrower which are guarantors of the obligations under the Credit Agreement) will cause the formation of one or more Delaware statutory trusts (each, a “DST”), which will receive contributions of properties from the Borrower or an affiliate of the Borrower or acquire properties from third parties. The Third Amendment amends the Credit Agreement to allow for properties utilized in the DST Program to be included in the calculation of Total Asset Value (as defined in the Third Amendment) and the calculation of Unencumbered Asset Value (as defined in the Third Amendment), which impacts certain financial covenants.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Third Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information discussed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Third Amendment to Amended and Restated Credit Agreement dated June 13, 2025, among Nuveen Global Cities REIT OP LP, Nuveen Global Cities REIT, Inc., Wells Fargo Bank, National Association and certain lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: June 17, 2025	By:	/s/ Robert J. Redican
Robert J. Redican
Chief Financial Officer and Treasurer